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EXHIBIT 32

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NTN Communications, Inc. (the "Registrant") on Form 10-K for the year ended December 31, 2003, I, Stanley B. Kinsey, Chief Executive Officer, do hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that, to my knowledge:

(1) the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

       Dated: March 15, 2004                               /s/ Stanley B. Kinsey
                                         ---------------------------------------
                                                             Stanley B. Kinsey,
                                           Chairman and Chief Executive Officer
                                                       NTN Communications, Inc.

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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NTN Communications, Inc. (the "Registrant") on Form 10-K for the year ended December 31, 2003, I, James B. Frakes, Chief Financial Officer, do hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that, to my knowledge:

(1) the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

       Dated: March 15, 2004                                 /s/ James B. Frakes
                                         ---------------------------------------
                                                               James B. Frakes,
                                                        Chief Financial Officer
                                                       NTN Communications, Inc.

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